FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
MBF Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33396	22-3934207

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1100, Coral Gables, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(305) 461-1162

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
     On June 29, 2007, MBF Healthcare Acquisition Corp. announced that commencing with the opening of trading on July 2, 2007, the common stock and warrants included in the Company’s outstanding 21,900,250 units will commence separate trading on the American Stock Exchange. Holders of units may elect to trade the component shares of common stock and warrants separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol MBH.U and each of the common stock and warrants will trade on the American Stock Exchange under the symbols MBH and MBH.WS, respectively.
     A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
d)	Exhibits

Exhibit
No.	Description

99.1	Press Release dated June 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2007	MBF HEALTHCARE ACQUISITION CORP.
/s/ Miguel B. Fernandez
Miguel B. Fernandez
Chairman and Chief Executive Officer

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